UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 26, 2012

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota		55445
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 26, 2012, Insignia Systems, Inc. (“the Company,” “we” and “our”) announced the launch of its next generation of Insignia POPS Signs, which includes a new base sign referred to as Insignia POPSign®, ShapePOPS™, Equity POPS™, and ShapePOPS™ Premier. This product line replaces the Company’s previous Color POPSign® product line. The Company also announced that it had signed its first contract with a customer to produce this new sign beginning in the second quarter of fiscal year 2012.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference, or deemed incorporated by reference, in any registration statement pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements made in the press release by the Company or its Executive Vice President and Chief Operating Officer Glen Dall, regarding, for instance: The enhanced capabilities of the Company’s customized laser die cutter as it relates to its new POPS Signs product offering and the Company’s expectation to produce and begin running its first signs under the new generation of POPS Signs in the second quarter of 2012 are forward-looking statements. These forward-looking statements are based on current information, which we have assessed and which by its nature is dynamic and subject to rapid and even abrupt changes. As such, results may differ materially in response to a change in this information. Forward-looking statements include statements expressing the intent, belief or current expectations of Insignia and members of our management team and involve certain risks and uncertainties, including: (i) the risk that the Company’s efforts to implement and sell its new offering will not be successful; (ii) prevailing market conditions in the in-store advertising industry, including intense competition for agreements with retailers and consumer packaged goods manufacturers, despite the new offering; (iii) delay or cancellation of an agreement or any portion thereof for signs or other products or services; and (iv) other economic, business, market, financial, competitive and/or regulatory factors affecting Insignia's business generally, including those set forth in Insignia's filings with the SEC. You are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of the press release. These risks and uncertainties include, but are not limited to, the risks presented in our Annual Report on Form 10-K for the year ended December 31, 2011 and any additional risks presented in Quarterly Reports on Form 10-Q. Such forward-looking statements should be read in conjunction with these Company filings with the SEC. The Company assumes no responsibility to update the forward-looking statements contained in the press release, other than as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Press release issued April 26, 2012 and entitled, “Insignia Systems, Inc. Announces Its New Generation of POPSigns.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: May 1, 2012	By:	/s/ John C. Gonsior
John C. Gonsior, Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued April 26, 2012 and entitled, “Insignia Systems, Inc. Announces Its New Generation of POPSigns.”